                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY










                              ATLANTIC WATER TRUST

                      AMENDED AND RESTATED TRUST AGREEMENT

                                       BY

                            WILMINGTON TRUST COMPANY,
                                   as Trustee


                                  MARLIN TRUST,
                               as Beneficial Owner


                                       and


                                  ENRON CORP.,
                        as Depositor and Beneficial Owner


                          Dated as of December 17, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I  GENERAL................................................................................................1
         Section 1.01.  Appointment of Wilmington Trust Company...................................................1
         Section 1.02.  Formation of the Trust....................................................................1
         Section 1.03.  Name, Principal Office, and Name and Address of Trustee as Agent for Service of Process...2
         Section 1.04.  Purpose and Powers........................................................................2
         Section 1.05.  Claims Against the Trust..................................................................3
         Section 1.06.  Holding of the Trust Estate...............................................................3
         Section 1.07.  Certain Covenants Relating to the Separateness of the Trust...............................3


ARTICLE II  DEFINITIONS...........................................................................................4


ARTICLE III  BENEFICIAL INTERESTS AND CONTRIBUTIONS...............................................................7
         Section 3.01.  Initial Contributions.....................................................................7
         Section 3.02.  Contributions on the Closing Date.........................................................7
         Section 3.03.  Further Undertakings On the Closing Date..................................................8
         Section 3.04.  Classification of Beneficial Interests....................................................8
         Section 3.05.  Additional Classes of Beneficial Interests................................................8
         Section 3.06.  Additional Contribution by the Beneficial Owner of the Class B Interest...................9


ARTICLE IV  DISTRIBUTIONS.........................................................................................9
         Section 4.01.  Payments From Trust Estate................................................................9
         Section 4.02.  Establishment of the Distribution Account.................................................9
         Section 4.03.  Distributions............................................................................10
         Section 4.04.  Distribution Date Statements.............................................................14
         Section 4.05.  Trust Accounts...........................................................................14
         Section 4.06.  Deferred Class A Distribution; Bristol Water Dividends; Azurix Europe Residual Proceeds
                        and Azurix Europe Residual Proceeds Account..............................................15
         Section 4.07.  Class A Priority Distribution............................................................16
         Section 4.08.  Certain Limitations on the Rights of Class A Interest....................................16


ARTICLE V  LIMITATION ON THE LIABILITY OF THE BENEFICIAL OWNERS..................................................16
         Section 5.01.  Liability of Beneficial Owners...........................................................16


ARTICLE VI  RIGHTS, OBLIGATIONS, POWERS AND STATUS OF THE BENEFICIAL OWNERS; BOARD OF DIRECTORS..................17
         Section 6.01.  Management of the Trust..................................................................17
         Section 6.02.  Management of Subsidiaries...............................................................18
         Section 6.03.  Bankruptcy, Dissolution or Termination of a Beneficial Owner.............................19
         Section 6.04.  Transfer of Beneficial Ownership.........................................................19
         Section 6.05.  Creditors of the Beneficial Owners.......................................................19

                                      (i)
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
ARTICLE VII  CONCERNING THE TRUSTEE AND WILMINGTON TRUST
            COMPANY..............................................................................................20
         Section 7.01.  General..................................................................................20
         Section 7.02.  Acceptance of the Trust..................................................................22
         Section 7.03.  Authority and Duties of the Trustee......................................................22
         Section 7.04.  Representations and Warranties of Wilmington Trust Company...............................23
         Section 7.05.  Resignation of the Trustee...............................................................24
         Section 7.06.  Liability................................................................................25
         Section 7.07.  Indemnification..........................................................................25
         Section 7.08.  Fees and Expenses........................................................................25
         Section 7.09.  Litigation, Action Outside Delaware......................................................25


ARTICLE VIII  REPRESENTATIONS AND WARRANTIES.....................................................................26
         Section 8.01.  Representations and Warranties of Beneficial Owners......................................26


ARTICLE IX  DISSOLUTION, BANKRUPTCY AND LIQUIDATION OF THE TRUST.................................................27
         Section 9.01.  Dissolution of the Trust.................................................................27
         Section 9.02.  Termination..............................................................................27
         Section 9.03.  Sale of Assets following a Marlin Note Trigger Event or Upon a Failure to
                        Pay the Marlin Certificate Price.........................................................27


ARTICLE X  NOTICES...............................................................................................28
         Section 10.01.  Notices.................................................................................28


ARTICLE XI  MISCELLANEOUS PROVISIONS.............................................................................28
         Section 11.01. Entire Agreement.........................................................................28
         Section 11.02.  Governing Law...........................................................................28
         Section 11.03.  Effect..................................................................................28
         Section 11.04.  Pronouns and Number.....................................................................28
         Section 11.05.  Effect of Headings......................................................................28
         Section 11.06.  Severability of Provisions..............................................................28
         Section 11.07.  Pledge of the Class A Interest to the Indenture Trustee.................................29
         Section 11.08.  Tax Matters.............................................................................29
         Section 11.09.  Financial Statements....................................................................30
         Section 11.10.  Amendments, Waivers, Etc................................................................31
         Section 11.11. Limitation of Liability..................................................................31
         Section 11.12. Counterparts.............................................................................31

         Exhibit A - Form of Certificate

                              ATLANTIC WATER TRUST

                      AMENDED AND RESTATED TRUST AGREEMENT


                  This AMENDED AND RESTATED TRUST AGREEMENT (this "Agreement") of Atlantic Water Trust, a Delaware statutory business trust, is made and entered into as of December 17, 1998 by WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee hereunder, MARLIN WATER TRUST, a Delaware statutory business trust ("Marlin"), and ENRON CORP., a corporation organized under the laws of Oregon ("Enron"). Capitalized terms used without definitions have the meanings assigned to such terms in Article II. Capitalized terms used herein that are not otherwise defined in Article II have the meanings assigned to such terms in Appendix A to the Participation Agreement dated as of December 8, 1998 (the "Participation Agreement") among the Trust, Marlin, Enron, Enron Water (Holding) L.L.C., Bristol Water Trust, Preferred Voting Trust, Azurix Europe Ltd. and Bankers Trust Company as Indenture Trustee;

                  WHEREAS, as of November 30, 1998, Wilmington Trust Company and Enron as depositor (the "Depositor") entered into a Trust Agreement (the "Trust Agreement") pursuant to which the Trust was formed under the terms and conditions set forth therein;

                  WHEREAS, Wilmington Trust Company, Marlin and Enron desire to amend and restate the Trust Agreement in its entirety;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                     GENERAL

                  Section 1.01. Appointment of Wilmington Trust Company. The Depositor has appointed Wilmington Trust Company as Trustee of the Trust effective as of November 30, 1998, to have all the rights, powers and duties set forth herein and in the Act and has authorized the Trustee to file the Certificate of Trust with the Secretary of State pursuant to Section 3810 of the Act.

                  Section 1.02. Formation of the Trust. The Trust was formed as a statutory business trust under and pursuant to the Trust Agreement, the Act and such other provisions of applicable law as shall pertain to statutory business trusts organized pursuant to and in accordance with the Act. It is the intention of the parties hereto that from and after the date hereof, this Agreement constitute the sole governing instrument of the Trust. All Persons owning or otherwise holding interests of beneficial ownership in the Trust shall own or otherwise hold such interests of beneficial ownership pursuant to the provisions of this Agreement.

                  Section 1.03. Name, Principal Office, and Name and Address of Trustee as Agent for Service of Process. The Trust shall be conducted under the name "Atlantic Water Trust," in which name the Trust or the Trustee on behalf of the Trust shall enter into contracts and agreements with respect to the transactions contemplated hereby. The principal place of business and office of the Trust shall be c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration. The Trustee, who is hereby designated to accept service of process, is Wilmington Trust Company and its current office is located at the address provided in the preceding sentence.

                  Section 1.04. Purpose and Powers. (a) The purpose of the Trust shall be limited to engaging in the following activities:

                  (i) to enter into the Participation Agreement with Bristol Water Trust, Enron Water L.L.C., Enron, Marlin, Voting Trust, Azurix Europe and the Indenture Trustee, which agreement sets forth certain rights and obligations of the parties thereto in respect of each other party thereto in connection with the transactions contemplated by the Transaction Documents;

                  (ii) subject to dilution of its ownership interests upon, among other things, any offering, either primary or secondary, of any instruments representing an equity interest in Azurix Corp. ("Azurix"), to own any instrument representing an equity interest in Azurix;

                  (iii) to establish a Delaware statutory trust ("Bristol Water Trust") by making a capital contribution which shall consist of (x) a cash contribution in an amount equal to the Overfund Amount and (y) a contribution of its rights under the Azurix Europe Original Deed;

                  (iv) to cause Bristol Water Trust to enter into (x) the Azurix Europe Deed with Azurix Europe, (y) the Swap Agreement pursuant to which certain amounts paid by Azurix Europe under the Azurix Europe Deed for the benefit of Bristol Water Trust shall be converted from pounds sterling into U.S. dollars in accordance with the terms thereof, and (z) (1) the Bristol Water Security Agreement with Marlin pursuant to which Bristol Water Trust shall pledge its trust estate and (2) the Azurix Europe Deed of Assignment (I) with Azurix Europe and Marlin pursuant to which Bristol Water Trust shall pledge its interests in the Azurix Europe Deed, in each case, in order to secure its obligations under
Section 5.4(b) of the Participation Agreement;

                  (v) to establish and issue one or more additional classes of Beneficial Interest in accordance with Section 3.05;

                  (vi) to enter into and perform its obligations under the Transaction Documents to which it is a party;

                  (vii) to engage in those activities that are necessary to accomplish the foregoing or are incidental thereto;


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                  (viii) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and making distributions to the Beneficial Owners; and

                  (ix) to execute such undertakings as may be required by UK regulatory authorities in connection with its indirect ownership of Wessex Water Services.

                  (b) The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than as required or expressly authorized by the terms of this Agreement or the other Transaction Documents or, subject to the terms of this Agreement, as the Beneficial Owners may time to time direct. Without limiting the generality of the foregoing, the Trust shall not issue any debt or incur any other liability except as expressly provided herein or in the other Transaction Documents.

                  Section 1.05. Claims Against the Trust. All Persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim. None of the Trustee (including in its individual capacity), and the Beneficial Owners, or any of the Trust's officers, employees or agents, whether past, present or future shall be personally liable therefor.

                  Section 1.06. Holding of the Trust Estate. The Trustee hereby agrees to have and to hold the Trust Estate on behalf of the Trust, together with all and singular revenues, issues, profits and proceeds thereof and therefrom and appurtenances thereto until this Agreement terminates pursuant to the terms of this Agreement, in trust under and subject to the conditions and agreements hereinafter set forth, for the benefit of the Beneficial Owners.

                  Section 1.07. Certain Covenants Relating to the Separateness of the Trust.

                  (a) The Trust shall not commingle or pool its funds or other assets with those of any other Person.

                  (b) The Trust shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify its individual assets from those of any other Person.

                  (c) The Trust shall maintain its own records and books of account.

                  (d) The Trust shall not incur any Indebtedness, except pursuant to the Transaction Documents.

                  (e) The Trust shall not lend money to any Person, except pursuant to the Transaction Documents, and will not become obligated to provide funds for the purpose of supporting the obligations of any Person.

                  (f) The Trust shall not (i) hold itself out or permit itself to be held out as having agreed to pay, or as being liable for, debts of another Person; (ii) fail to correct any


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misrepresentation, of which the Trustee has actual knowledge, with respect to the foregoing; or (iii) operate or purport to operate collectively as a single or consolidated business entity with respect to any other Person, but the Trust shall prepare consolidated financial statements consolidating the financial results of Bristol Water Trust, Azurix, and the consolidated subsidiaries of Azurix.

                  (g) The Trust shall abide by all statutory Delaware business trust formalities, and shall cause its financial statements to be prepared in accordance with U.S. GAAP and in a manner that indicates the separate existence of the Trust and the Trust's assets and liabilities.

                  (h) Except for United States federal, state and local income tax purposes, the issuance of the beneficial ownership interest in the Trust to the Beneficial Owners was and is intended to be, and shall be accounted for on the books, records, and financial statements of the Trust and the Beneficial Owners as the issuance of equity capital and not as a loan by the Beneficial Owners to the Trust.

                  (i) Any bank account of the Trust shall be separate from the accounts of any other Person.

                  (j) The Trust shall make no transfer of its assets except in accordance with or as contemplated by the Transaction Documents.


                                   ARTICLE II

                                   DEFINITIONS

                  "Additional Class B Director" has the meaning set forth in
Section 6.01(b).

                  "Atlantic Water Assets Proceeds Subaccount" means the subaccount of the Distribution Account described under that name in Section 4.02(a)(iv).

                  "Atlantic Water Asset Sales Proceeds" has the meaning set forth in Section 4.02(a)(iv).

                  "Atlantic Water Equity Proceeds Subaccount" means the subaccount of the Distribution Account described under that name in Section 4.02(a)(iii).

                  "Atlantic Water Equity Sales Proceeds" has the meaning set forth in Section 4.02(a)(iii).

                  "Atlantic Water Transaction Documents" shall mean this Agreement and the Participation Agreement.

                  "Azurix Europe Residual Payments" has the meaning set forth in
Section 4.06(b).


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

                  "Bankruptcy Action" has the meaning set forth in Section 9.01.

                  "Beneficial Interests" has the meaning set forth in Section 3.04(a).

                  "Beneficial Owners" means Marlin and Enron as owners of the Class A Interest and Class B Interest, respectively, of the Trust, and their respective successors and assigns.

                  "Board of Directors" shall mean the board of directors of the Trust described in Section 6.01.

                  "Bristol Water Dividends" has the meaning set forth in Section 4.06(a).

                  "Certificate of Trust" means the Certificate of Trust of Atlantic Water Trust filed under the Act with the Secretary of State on November 30, 1998, as such Certificate of Trust may be amended or restated from time to time.

                  "Class A Allocated Gains" shall have the meaning set forth in
Section 4.05(a).

                  "Class A Allocated Losses" shall have the meaning set forth in
Section 4.05(a).

                  "Class A Designated Director" shall have the meaning set forth in Section 6.01(b)(i).

                  "Class A Final Distribution Date" shall mean December 15,
2002.

                  "Class A Interest" shall have the meaning set forth in Section 3.04(a)(i).

                  "Class A Priority Distribution" has the meaning set forth in
Section 4.07.

                  "Class A Trust Account" means the account established on the books of the Trustee in accordance with Section 4.05(a).

                  "Class B Designated Director" shall have the meaning set forth in Section 6.01(b)(i).

                  "Class B Interest" shall have the meaning set forth in Section 3.04(a)(ii).

                  "Class B Trust Account" means the account established on the books of the Trustee in accordance with Section 4.05(b).

                  "Collections" means all distributions, payments or proceeds on or of any asset constituting the Trust Estate.

                  "Contributions" means the payments and contributions made and to be made by the Beneficial Owners pursuant to Article III, any additional cash contribution made after the Closing Date, and in the case of the Beneficial Owner of the Class B Interest, any Enron Equity Sales Proceeds deposited in the Enron Equity Proceeds Subaccount in accordance with Section 3.06.

                  "Deferred Class A Distribution" has the meaning set forth in
Section 4.03(c).

                  "Distribution Account" has the meaning set forth in Section 4.02(a).

                  "Distribution Date" means, with respect to any distributions made from the (i) Ordinary Distribution Subaccount, the second Business Day immediately preceding each Payment Date as defined under the Indenture, (ii) Enron Equity Proceeds Subaccount, the Business Day immediately following the receipt of any Enron Equity Sales Proceeds, (iii) Atlantic Water Equity Proceeds Subaccount or the Atlantic Water Asset Proceeds Subaccount, the Business Day immediately following the receipt of any Atlantic Water Equity Sales Proceeds or Atlantic Water Asset Sales Proceeds, as the case may be, and thereafter, the second Business Day immediately preceding each Payment Date as defined under the Indenture for so long as any amounts remain in such subaccounts, and (iv) Trust Liquidation Proceeds Subaccount, each and every Business Day after the liquidation of the Trust until all of the assets of the Trust are liquidated.

                  "Distribution Date Statement" has the meaning set forth in
Section 4.04.

                  "Enron Equity Proceeds Subaccount" means the subaccount of the Distribution Account described under that name in Section 4.02(a)(ii).

                  "Enron Equity Sales Proceeds" has the meaning set forth in
Section 4.02(a)(ii).

                  "Indemnified Person" has the meaning set forth in Section 7.07 hereof.

                  "Initial Class A Contribution" means $1,149,000,000.

                  "Initial Class B Contribution" means the Contribution made by Enron under Sections 3.01 and 3.02(b), which for purposes of Section 4.05 shall be deemed to equal $846,000,000.

                  "Marlin Certificate Distribution Account" has the meaning set forth in the Marlin Trust Agreement.

                  "Ordinary Distribution Subaccount" means the subaccount of the Distribution Account described under that name in Section 4.02(a)(i).

                  "Partner" has the meaning set forth in Section 11.08.

                  "Partnership" has the meaning set forth in Section 11.08.

                  "Periodic Filings" means any tax filings or submissions that the Trust is required to make with any federal, state or local taxing authority or regulatory agency.

                  "Secretary of State" means the office of the Secretary of State of the State of Delaware.

                  "Subject Subsidiary" has the meaning set forth in Section
6.02.

                  "Tax Capital Account" has the meaning set forth in Section 11.08.

                  "Trust" means the Delaware statutory business trust known as "Atlantic Water Trust" which was formed as of November 30, 1998, under the Act pursuant to the Trust Agreement and the filing of the Certificate of Trust.

                  "Trust Account" shall have the meaning set forth in Section 4.05.

                  "Trust Estate" means all right, title and interest of the Trust in and to the Contributions and any other property contributed to the Trust by the Beneficial Owners or otherwise acquired by the Trust, including, without limitation, all of the rights of the Trust under the Transaction Documents to which it is a party, together with distributions, payments, revenues, issues, profits or proceeds received by the Trust in respect thereof and therefrom, and all appurtenances thereto.

                  "Trust Liquidation Proceeds" has the meaning set forth in
Section 4.02(a)(v).

                  "Trust Liquidation Proceeds Subaccount" means the subaccount of the Distribution Account described under that name in Section 4.02(a)(v).

                  "Trustee" means Wilmington Trust Company, not in its individual capacity but solely as a trustee hereunder, and any successor trustee appointed in accordance with Section 3807 of the Act and Section 7.05.


                                   ARTICLE III

                     BENEFICIAL INTERESTS AND CONTRIBUTIONS

                  Section 3.01. Initial Contributions. On November 30, 1998, the Depositor assigned, transferred, conveyed and set over to the Trustee the sum of one dollar as partial consideration for issuance to it of the Class B Beneficial Interest set forth in Section 3.04, which initial payment constituted the initial Trust Estate.

                  Section 3.02. Contributions on the Closing Date. Each of Marlin and Enron hereby agrees to make, on the Closing Date, the following payments and capital contributions:

                  (a) Marlin agrees to make a cash payment in an amount equal to $1,149,000,000; and


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

                  (b) Enron agrees to make a contribution of (i) all of its ownership interests in Enron Water L.L.C., (ii) $200,000,000 in the form of a release of indebtedness in such amount owed by Enron Water L.L.C. to Enron under the Enron Loan Note and (iii) its rights under the Azurix Europe Original Deed.

                  Section 3.03. Further Undertakings On the Closing Date. On the Closing Date, the Trust shall:

                  (a) make a contribution in an amount equal to $249,000,000 to Bristol Water Trust constituting the Overfund Amount;

                  (b) contribute $900,000,000 to Enron Water L.L.C. and cause Enron Water L.L.C. to apply such amount as repayment under Enron Water L.L.C.'s indebtedness owed to Enron under the Enron Loan Note; and

                  (c) merge Enron Water L.L.C. with and into Azurix with Azurix being the surviving entity.

                  Section 3.04. Classification of Beneficial Interests. (a) The beneficial ownership interests in the assets of the Trust (the "Beneficial Interests") shall consist of the following:

                           (i) Class A Beneficial Interest (the "Class A Interest") representing Marlin's Contributions; and

                           (ii) Class B Beneficial Interest (the "Class B Interest") representing Enron's Contributions.

                  (b) Any Class A Interest purchased by the Beneficial Owner of the Class B Interest pursuant to Section 8(h) of the Remarketing Agreement shall be immediately converted into Class B Interest and the balance of the Class B Trust Account shall be increased by the amount applied to the payment of the principal of the Marlin Senior Notes in accordance with Section 4.05(b).

                  (c) The Beneficial Interests shall be evidenced by trust certificates substantially in the form of Exhibit A hereto.

                  Section 3.05. Additional Classes of Beneficial Interests. In addition to the Class A Interest and the Class B Interest established on the Closing Date, the Trust may establish one or more additional classes of Beneficial Interest if directed by the majority of the Board of Directors upon receipt of contributions in respect thereof; provided, that any such additional class of beneficial interest and the rights of such additional class of beneficial owners to the Trust's assets shall be subordinate and junior to the Class A Interest in all respects; provided, further, that the right of the Beneficial Owner of the Class A Interest to appoint members of the Board of Directors of the Trust in accordance with Section 6.01 shall in no way be diluted as a result of the establishment of such additional class of beneficial interest. In the case of any distributions of amounts on deposit in the Distribution Account in accordance with Section 4.03 and any distribution of the Trust's assets following a termination of the Trust in accordance with Section 9.02, any amounts owing to the Beneficial Owners of the Class A Interest shall be paid in full in cash before any further payment or distribution is made to such additional class of beneficial owners. In the event that notwithstanding the provision of this Agreement any beneficial owner of such additional class shall have received any payment or distribution in respect of such Beneficial Interest contrary to the provisions of this Agreement, then, unless and until the Class A Interest and all other amounts payable hereunder to the Beneficial Owners thereof shall have been paid in full in cash, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Beneficial Owners of the Class A Interest. Any holder of such additional class of Beneficial Interest shall not be entitled to demand, accept or receive any payment or distribution in respect of such Beneficial Interest in violation of the provisions of this Agreement.

                  Section 3.06. Additional Contribution by the Beneficial Owner of the Class B Interest. The Beneficial Owner of the Class B Interest shall have the right, but not the obligation, to contribute Enron Equity Sales Proceeds to the Trust upon the occurrence of a Marlin Note Trigger Event or on any date not more than 150 days prior to the Maturity Date if (A) the Holders of the Marlin Senior Notes, Marlin and the Co-Issuer have not unanimously agreed, with each having the right not to agree in its sole, unfettered discretion, to reset the interest rate and maturity on the Marlin Senior Notes, or (B) despite such unanimous agreement by the Holders of the Marlin Senior Notes, Marlin and the Co-Issuer, Enron and Marlin have not agreed, with each having the right not to agree in its sole, unfettered discretion, to corresponding changes to the distribution provisions set forth in Section 4.03 of this Agreement all within two Business Days of Enron's request to reset such terms. The Beneficial Owner of the Class B Interest agrees that any additional contribution made by such Beneficial Owner after the Closing Date shall be in cash only.


                                   ARTICLE IV

                                  DISTRIBUTIONS

                  Section 4.01. Payments From Trust Estate. All payments to be made by the Trust or the Trustee on behalf of the Trust under this Agreement or any of the documents to which the Trust is a party shall be made only from the Trust Estate and the income and proceeds thereon.

                  Section 4.02. Establishment of the Distribution Account. (a) The Trustee, in the name, and on behalf, of the Trust, is hereby authorized and shall establish and maintain in the name of the Trust an account with the Trustee (the "Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Trustee shall establish under the Distribution Account the following five subaccounts:

         (i) the "Ordinary Distribution Subaccount," into which shall be deposited any payments received by the Trust other than any Contribution, Enron Equity Sales Proceeds, Atlantic Water Equity Sales Proceeds, Atlantic Water Asset


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

                  Sales Proceeds, Trust Liquidation Proceeds, Bristol Water Dividends or Azurix Europe Residual Payments;

         (ii) the "Enron Equity Proceeds Subaccount," into which shall be deposited any payments made to the Trust by Enron, at Enron's option and in accordance with Section 3.06, an amount not greater than the proceeds of offerings of Enron Common Stock or Enron Mandatorily Convertible Preferred Securities after the Closing Date (such proceeds, the "Enron Equity Sales Proceeds");

         (iii) the "Atlantic Water Equity Proceeds Subaccount," into which shall be deposited an amount equal to the proceeds received by Enron or its Affiliates or the Trust or, at the option of Azurix, amounts received by any subsidiary directly or indirectly held by the Trust, in connection with any offering after the Closing Date, either primary or secondary, of any instruments representing an equity interest in the Trust or any subsidiary directly or indirectly held by the Trust (such proceeds, the "Atlantic Water Equity Sales Proceeds");

         (iv) the "Atlantic Water Asset Proceeds Subaccount," into which shall be deposited any proceeds received by the Trust from the sale of any assets of any subsidiary directly or indirectly held by the Trust, including, without limitation, from the liquidation of any such subsidiary, but excluding any proceeds from the sale of assets in connection with the liquidation of the Trust (such proceeds, the "Atlantic Water Asset Sales Proceeds"); and

         (v) the "Trust Liquidation Proceeds Subaccount," into which shall be deposited any proceeds received upon sale of the assets of the Trust pursuant to Sections 9.01 or 9.03 (such proceeds, the "Trust Liquidation Proceeds").

                  (b) Only the Trustee, on behalf of and for the benefit of the Trust, shall be entitled to withdraw funds from the Distribution Account and only the Trustee shall be an authorized signatory on the Distribution Account. The Trustee shall withdraw funds from the Distribution Account only pursuant to and in accordance with this Agreement and the Transaction Documents.

                  (c) The Trust shall possess all right, title and interest in all amounts credited from time to time in the Distribution Account and in all proceeds thereof (including all income thereon), and such funds shall constitute part of the Trust Estate.

                  Section 4.03. Distributions. (a) On each Distribution Date on or before 1:00 p.m., New York City time, the Trustee, on behalf of and for the benefit of the Trust, shall distribute all amounts credited to the Distribution Account pursuant to and in accordance with this Section 4.03(a).

                  (i) Ordinary Distribution Subaccount. The Trustee, to the extent funds are received by 11:00 a.m., on behalf of and for the benefit of the Trust, shall distribute all


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

         amounts credited to the Ordinary Distribution Subaccount in the following order of priority:

                           first, to the extent that the sum of the amounts
                  credited to the Interest Account and the Certificate Yield Account on such day (after giving effect to all deposits made on such day) is less than the Class A Priority Distribution then accrued and unpaid, as set forth in a Distribution Shortfall Notice for deposit in (x) the Collection Account established under the Indenture, if on or prior to the Senior Note Final Payment Date, or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, in each case, for the benefit of the Beneficial Owner of the Class A Interest, in an amount equal to such shortfall;

                           second, to the extent, and only to the extent, that
                  the Beneficial Owner of the Class A Interest shall have consented in writing, pro rata to (A) the Beneficial Owner of the Class A Interest for deposit in (x) the Collection Account established under the Indenture, if on or prior to the Senior Note Final Payment Date, and (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date and (B) the Beneficial Owner of the Class B Interest, in each case based on the balances of their respective Trust Accounts, all amounts, if any, remaining in the Ordinary Distribution Subaccount; and

                           third, in the event the Beneficial Owner of the Class
                  A Interest shall not have consented to the distribution in accordance with priority second of this clause (a)(i), such amount to be retained in the Ordinary Distribution Subaccount for reinvestment in Permitted Investments.

                  (ii) Enron Equity Proceeds Subaccount. The Trustee, on behalf of and for the benefit of the Trust, shall distribute amounts credited to the Enron Equity Proceeds Subaccount for deposit in the Remarketing Account established under the Indenture, for the benefit of the Beneficial Owner of the Class A Interest.

                  (iii) Atlantic Water Equity Proceeds Subaccount. The Trustee, on behalf of and for the benefit of the Trust, shall distribute amounts credited to the Atlantic Water Equity Proceeds Subaccount, pursuant to and in accordance with the following order:

                           first, to the extent that the sum of the amounts
                  credited to the Interest Account and the Certificate Yield Account on such day (after giving effect to all deposits made on such day) is less than the Class A Priority Distribution then accrued and unpaid, as set forth in a Distribution Shortfall Notice, for deposit in (x) the Equity Proceeds Account established under the Indenture, if on or prior to the Senior Note Final Payment Date, or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, in each case, for the benefit of the Beneficial Owner of the Class A Interest, in an amount equal to such shortfall;

                           second, in the event the Beneficial Owner of the
                  Class B Interest shall have consented in writing, in the following order:

                                    (A) to the Beneficial Owner of the Class B
                           Interest up to an amount equal to $180,000,000 (less any amounts previously distributed to the Beneficial Owner of the Class B Interest pursuant to this
                           Section 4.03(a)(iii) or Section 4.03(a)(iv)); provided, that, in the case of Atlantic Water Equity Sales Proceeds resulting from one or more sales of a portion of Enron's Class B Interest, the first $180,000,000 (less any amounts previously distributed or credited to the Beneficial Owner of the Class B Interest pursuant to this Section 4.03(a)(iii) or
                           Section 4.03(a)(iv)) of such Atlantic Water Equity Sales Proceeds to be distributed pursuant to this clause second are not required to be deposited in, but shall be credited to, the Atlantic Water Equity Proceeds Subaccount;

                                    (B) for deposit in (x) the Equity Proceeds
                           Account established under the Indenture, if on or prior to the Senior Note Final Payment Date, or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, in each case for the benefit of the Beneficial Owner of the Class A Interest, up to an amount equal to the greater of (1) the balance of the Class A Trust Account as of such date (after giving effect to any other distribution or payment made with respect to any Marlin Security on such day) and (2) the sum of (a) the Optional Redemption Price or the Mandatory Redemption Price, as applicable, (b) the Marlin Certificate Price and
                           (c) any Default Yield (after giving effect to any Class A Priority Distribution made on such day);

                                    (C) all amounts, if any, remaining on
                           deposit in the Atlantic Water Equity Proceeds Subaccount to the Beneficial Owner of the Class B Interest; and

                           third, in the event the Beneficial Owner of the Class
                  B Interest shall not have consented to the distributions in accordance with priority second of this clause (a)(iii), such amounts to be retained in the Atlantic Water Equity Proceeds Subaccount for reinvestment in Permitted Investments.

                  (iv) Atlantic Water Asset Proceeds Subaccount. The Trustee, on behalf of and for the benefit of the Trust, shall distribute amounts credited to the Atlantic Water Asset Proceeds Subaccount, pursuant to and in accordance with the following order:

                           first, to the extent that the sum of the amounts
                  credited to the Interest Account and the Certificate Yield Account on such day (after giving effect to all deposits made on such day) is less than the Class A Priority Distribution then accrued and unpaid, as set forth in a Distribution Shortfall Notice, for deposit in

                  (x) the Collection Account established under the Indenture, if on or prior to the Senior Note Final Payment Date, or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, in each case, for the benefit of the Beneficial Owner of the Class A Interest, in an amount equal to such shortfall;

                           second, in the event the Beneficial Owner of the
                  Class B Interest shall have consented in writing, in the following order:

                                    (A) to the Beneficial Owner of the Class B
                           Interest up to an amount equal to $180,000,000 (less any amounts previously distributed or deemed distributed to the Beneficial Owner of the Class B Interest pursuant to Section 4.03(a)(iii) and this
                           Section 4.03(a)(iv));

                                    (B) for deposit in (x) the Collection
                           Account established under the Indenture, if on or prior to the Senior Note Final Payment Date, or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, in each case for the benefit of the Beneficial Owner of the Class A Interest, up to an amount equal to the greater of (1) the balance of the Class A Trust Account as of such date (after giving effect to any other distribution or payment made with respect to any Marlin Security on such day) and (2) the sum of (a) the Optional Redemption Price or the Mandatory Redemption Price, as applicable, (b) the Marlin Certificate Price and
                           (c) any Default Yield (after giving effect to any Class A Priority Distribution made on such day);

                                    (C) all amounts, if any, remaining on
                           deposit in the Atlantic Water Asset Proceeds
                           Subaccount to the Beneficial Owner of the Class B Interest; and

                           third, in the event the Beneficial Owner of the
                  Class B Interest shall not have consented to the distributions in accordance with priority second of this clause (a)(iv), such amounts to be retained in the Atlantic Water Asset Proceeds Subaccount for reinvestment in Permitted Investments.

                  (v) Trust Liquidation Proceeds Subaccount. The Trustee, on behalf of and for the benefit of the Trust, shall distribute amounts credited to the Liquidation Proceeds Subaccount pursuant to and in accordance with the following order:

                           first, to pay the costs and expenses of the winding
                  up, liquidation and termination of the Trust;

                           second, to the creditors of the Trust (other than
                  Enron or any Enron Affiliates), in the order of priority provided by law;

                           third, to establish reserves reasonably adequate to
                  meet any and all contingent liabilities or obligations of the Trust (other than any liabilities or obligations owed to Enron or any Enron Affiliates);

                           fourth, to the Beneficial Owner of the Class A
                  Interest, for deposit in (x) the Collection Account established under the Indenture, if on or prior to the Senior Note Final Payment Date or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, the sum of (A) any Class A Priority Distribution due but not paid and (B) the amount, if any, by which (I) the sum of the Mandatory Redemption Price, the Marlin Certificate Price and any Default Yield exceeds (II) the balance of the Class A Trust Account as of such date; and

                           fifth, the remaining amounts, to (A) the Beneficial
                  Owner of the Class A Interest, for deposit in (x) the Collection Account established under the Indenture, if on or prior to the Senior Note Final Payment Date or (y) the Marlin Certificate Distribution Account maintained with the Marlin Trustee, if after the Senior Note Final Payment Date, and (B) the Beneficial Owner of the Class B Interest, pro rata in accordance with the balances of their respective Trust Accounts.

                  (b) Any amount on deposit in any subaccount of the Distribution Account on a date other than the applicable Distribution Date shall be invested in Permitted Investments.

                  (c) Notwithstanding anything in clause (a) of this Section 4.03, (A) the Beneficial Owner of the Class A Interest acting at the direction of the holders of the Marlin Certificates (exercising their rights under Section
5.04 or Section 6.02 of the Marlin Trust Agreement) shall have the right to direct the Trustee to apply an amount equal to the Base Amount (the "Deferred Class A Distribution") in accordance with Section 4.06 and (B) the Beneficial Owner of the Class B Interest shall have the right to elect not to receive all or any portion of the distributions it is otherwise entitled to receive in accordance with Section 4.03 and to direct the Trust as to the application of such amounts.

                  Section 4.04. Distribution Date Statements. On each Distribution Date on which funds are being distributed pursuant to Section 4.03 hereof, the Trustee shall prepare and deliver to the Beneficial Owners and the Indenture Trustee a statement (a "Distribution Date Statement") setting forth for the period since the preceding Distribution Date (i) the amount, nature and origin of all income, proceeds, payments and collections received in each subaccount of the Distribution Account, (ii) the amounts to be paid or distributed pursuant to Section 4.03 hereof and (iii) the balances of the Trust Accounts after giving effect to the distributions made on such day.

                  Section 4.05. Trust Accounts. A separate account (a "Trust Account") shall be established and maintained on the books of the Trustee for each class of Beneficial Interest:

                  (a) Class A Trust Account. The Trust Account for the Class A Interest shall be credited with the Initial Class A Contribution on the Closing Date and throughout the existence of the Trust shall be (x) increased (i) by the amount of any additional Contributions made by the Beneficial Owners of the Class A Interest after the Closing Date and (ii) at any time the Class A Allocated Losses are greater than zero, by the cash gains, if any, realized by the Trust on any of the assets in the Trust Estate up to an amount equal to the Class A Allocated Losses as of the date such gains are realized (such gains, the "Class A Allocated Gains"), and (y) decreased (i) upon any reduction in the aggregate outstanding principal amount of the Marlin Senior Notes, by an amount equal to such reduction, regardless of whether as a result of distributions from the Trust, (ii) upon any repayment of the Base Amount, by an amount equal to such payment (it being understood, for the avoidance of doubt, that the Class A Trust Account shall be unaffected by any Class A Priority Distribution made to the Beneficial Owner of the Class A Interest, by any payment of Default Interest Amount or Default Yield, by any payment in respect of the Optional Redemption Price or any Mandatory Redemption Price in excess of the principal balance of the Marlin Senior Notes and by any payment in respect of the Marlin Certificate Price in excess of the Base Amount, and (iii) by the cash losses, if any, realized by the Trust on any of the assets in the Trust Estate in excess of the balance of the Class B Trust Account as of the date such losses are realized (such losses, the "Class A Allocated Losses").

                  (b) Class B Trust Account. The Trust Account for the Class B Interest shall be credited with the Initial Class B Contribution on the Closing Date, and throughout the existence of the Trust shall be (a) increased by (i) the amount of any additional Contributions made by the Beneficial Owners of the Class B Interest after the Closing Date, (ii) the amount applied to the payment of the principal of the Marlin Senior Notes in the case payment is made by Enron to Marlin in accordance with Section 8(h) of the Remarketing Agreement, and
(iii) the cash gains, if any, realized by the Trust on any of the assets in the Trust Estate in excess of the Class A Allocated Gains and (b) decreased by (i) the cash losses, if any, realized by the Trust on any of the assets in the Trust Estate (to the extent of the balance of the Class B Trust Account), and (ii) all amounts distributed to the Beneficial Owner of the Class B Interest (it being understood, for avoidance of doubt, that the Class B Trust Account shall be unaffected by any distribution or deemed distribution to the Beneficial Owner of the Class B Interest made from Atlantic Water Equity Sales Proceeds resulting from one or more sales of a portion of Enron's Class B Interest).

                  Section 4.06. Deferred Class A Distribution; Bristol Water Dividends; Azurix Europe Residual Proceeds and Azurix Europe Residual Proceeds Account. (a) If the Beneficial Owner of the Class A Interest exercises its right under Section 4.03(c), the Trust shall contribute, or at the direction of the Board of Directors (if and to the extent such direction is delivered to the Trustee within two (2) Business Days of the Base Amount Deferral Date), lend to Azurix an amount equal to the Deferred Class A Distribution.

                  (b) Any amounts received by the Trust as the owner of the beneficial interests of Bristol Water Trust (such amounts, "Bristol Water Dividends"), if and when such amounts are received by the Trust shall be applied by the Trust as an additional capital contribution to Azurix, or at the direction of the Board of Directors (if and to the extent such direction is delivered to the Trustee within two (2) Business Days after such amounts are received by the Trust), loaned to Azurix.

                  (c) The Trustee, in the name, and on behalf, of the Trust, shall establish and maintain in the name of the Trust an account with Bankers Trust International (the "Azurix Europe Residual Proceeds Account"), into which shall be deposited any payments received by the Trust from the Azurix Europe Interest Account (Sterling) and the Azurix Europe Note Proceeds Account (Sterling), each established under the Indenture (such payments, the "Azurix Europe Residual Payments"). Such account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. Any amounts on deposit in the Azurix Europe Residual Proceeds Account shall be applied by the Trust as an additional capital contribution to Azurix, or at the direction of the Beneficial Owner of the Class B Interest (if and to the extent such direction is delivered to the Trustee within two (2) Business Days after such amounts are deposited into the Azurix Europe Residual Proceeds Account), loaned to Azurix.

                  Section 4.07. Class A Priority Distribution. The Beneficial Owner of the Class A Interest shall be entitled to receive, on each Payment Date, so long as the balance of the Class A Trust Account is greater than zero, a distribution in an amount equal to the sum of (x) any Marlin Interest Amount then due and payable and (y) Marlin Certificate Yield then due and payable or in the case of a Base Amount Deferral by the Marlin Certificateholders pursuant to Sections 5.04 or 6.02 of the Marlin Trust Agreement, the Treasury Yield due and payable as described in Section 5.06 of the Marlin Trust Agreement (the "Class A Priority Distribution"). The obligation of the Trust to make such distribution shall be deemed satisfied to the extent payments are deposited by, or at the direction of, Bristol Water Trust to the accounts established under the Indenture in accordance with Section 5.4 of the Participation Agreement.

                  Section 4.08. Certain Limitations on the Rights of Class A Interest. Notwithstanding anything else herein to the contrary, the Beneficial Owner of Class A Interest shall be entitled to receive distributions in accordance with this Article IV, only so long as the then current balance of the Class A Trust Account is greater than zero. In the event the balance of the Class A Trust Account is reduced to zero, the rights of the Beneficial Owner of the Class A Interest hereunder, including, without limitation, its rights under
Article VI, shall be terminated.


                                    ARTICLE V

              LIMITATION ON THE LIABILITY OF THE BENEFICIAL OWNERS

                  Section 5.01. Liability of Beneficial Owners. None of the Beneficial Owners shall be liable to any third party for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of its status as a beneficial owner of the Trust, nor shall either Beneficial Owner, solely by reason of its status as such, be subject to any personal liability whatsoever, in tort, contract or otherwise, to any third party in connection with the property, liabilities or affairs of the Trust. For the avoidance of doubt, the foregoing sentence shall in no way limit the obligations of the Depositor under Sections 7.07, 7.08 and 7.09.

                                   ARTICLE VI

                  RIGHTS, OBLIGATIONS, POWERS AND STATUS OF THE
                      BENEFICIAL OWNERS; BOARD OF DIRECTORS

                  Section 6.01. Management of the Trust. (a) General. It is the intention of the parties hereto that, the Trustee's duties are to be ministerial in nature only, except as otherwise expressly provided herein. Subject to
Section 9.01 hereof, the Beneficial Owners, directly or acting through the Board of Directors, shall have the right and obligation to determine the matters herein referenced to be determined by the Beneficial Owners and to direct the Trustee to conduct such matters. Subject to the provisions of the Act, the Beneficial Owners, directly or acting through the Board of Directors, shall direct the management of the business and affairs of the Trust in order best to carry out its purposes. In the event the direction or instruction given to the Trustee by a Beneficial Owner in accordance with, and as provided by, the terms hereof conflicts or is inconsistent with the direction or instruction given by the Board of Directors, the direction or instruction given by such Beneficial Owner(s) shall govern.

                  (b) Board of Directors. Unless otherwise set forth in this Agreement, and subject to the provisions of the Transaction Documents, the Board of Directors shall have the right to vote on all customary trust governance matters, as would a board of directors for a corporation organized under the laws of Delaware ; provided that (i) the expenditure by Azurix or Azurix Ltd. or any of their subsidiaries (other than Azurix Europe's subsidiaries, as to which no limit shall apply) of up to an aggregate of $2,400,000,000 on acquisitions and other development activities, (ii) any contributions or loans made to Azurix pursuant to Section 4.06(c) and (iii) equity offerings by Azurix or Azurix Ltd. or any of their subsidiaries shall not require any vote or approval by the Board of Directors, and in each case shall be at the direction of the Beneficial Owner of the Class B Interest.

                           (i) Number of Board Members: The Board of Directors
                  shall initially consist of an even number of members not greater than ten. The Beneficial Owners of each of the Class A Interest and the Class B Interest shall have the power at all times to appoint up to 50% of the Board of Directors (each director so appointed by the Beneficial Owner of the Class A Interest hereinafter referred to as the "Class A Designated Director" and each director so appointed by the Beneficial Owner of the Class B Interest hereinafter referred to as the "Class B Designated Director"). The Beneficial Owners of each of the Class A Interest and the Class B Interest shall have the right, at any time without cause, to remove any of the directors appointed by them upon prior written notice to the Trustee and the Beneficial Owner of the other Class. If the Beneficial Owner of the Class A Interest has not appointed all the directors that it is entitled to appoint, the Beneficial Owner of the Class B Interest shall have the right to appoint such directors (each, an "Additional Class B Director"); provided, however, the Beneficial Owner of the Class A Interest shall have the right, at any time without cause (upon prior written notice), to remove any Additional Class B Director, provided, further, that in no event shall the Beneficial Owner of the Class A Interest have the right to remove, at any time, more directors than such Beneficial

                  Owner is entitled to appoint at such time. The Beneficial Owner of the Class A Interest shall have the right to appoint other members to the Board of Directors in place of any directors removed by such Beneficial Owner.

                           (ii) Quorum. A majority of the members of the Board
                  of Directors at the time of any decision making, one of whom shall be a Class B Designated Director (as to which fact there shall be delivered to the Trustee a duly executed certificate of a member of the Board of Directors), shall be present in making any decision of the Board of Directors, and the affirmative vote of a majority of the directors constituting such quorum shall be necessary for any action or decision made by the Board of Directors.

                           (iii) Delivery of Information to the Beneficial Owner
                  of the Class A Interest. During any period that the Beneficial Owner of the Class A Interest has not appointed any Class A Designated Director, the Beneficial Owner of the Class B Interest shall deliver or cause to be delivered to the Beneficial Owner of the Class A Interest, no later than 10 Business Days prior to any proposed meeting of the Board of Directors, an agenda setting forth the matters to be addressed at such meeting, and shall deliver or cause to be delivered to the Beneficial Owner of the Class A Interest, concurrently with the distribution thereof to any director, all reports and any other information that is provided to such director.

                  (c) Standard of Care of the Members. No director shall be personally liable to the Trust or the Trustee, the Depositor or any Beneficial Owner for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Trust or the Beneficial Owners, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) for any transaction from which the director derived an improper personal benefit. No amendment or repeal of this Section 6.01(c) shall adversely affect any right or protection of a director existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                  Section 6.02. Management of Subsidiaries. (a) Appointment Rights. Subject to Section 6.02(b), if, but only if, the Beneficial Owner of the Class A Interest has appointed all of the directors that such Beneficial Owner is entitled to appoint, such Beneficial Owner shall have the right to instruct the Class A Designated Directors to cause the immediate appointment of one half of the directors, or equivalent positions, of each subsidiary of the Trust other than subsidiaries of Azurix Europe. In any subsidiary (the "Subject Subsidiary") of the Trust where the Beneficial Owner of the Class A Interest has failed to cause the appointment of all the directors (or equivalent positions) that such Beneficial Owner has the right to appoint, the right of the directors of the Subject Subsidiary who represent such Beneficial Owner to appoint directors in any lower-tier subsidiary shall be suspended until the Beneficial Owner of the Class A Interest causes the appointment of all of the directors of the Subject Subsidiary that such Beneficial Owner is entitled to appoint.

                  (b) Dilution. If as a result of an offering of equity interests by any subsidiary of the Trust, third parties have the right to appoint and remove directors (or equivalent positions) of such subsidiary, such right shall correspondingly reduce the ability of the representatives of the Beneficial Owner of the Class A Interest to cause the appointment and removal of directors of such subsidiary, but not the ability of the Beneficial Owner of the Class B Interest to cause the appointment of directors. The foregoing dilution will be applied cumulatively if third party equity investors in more than one subsidiary of the Trust have the right to appoint and remove directors (or equivalent positions). By way of example, and not by way of limitation, if (i) third party equity investors in Azurix are given the right to appoint and remove ten percent (10%) of the board of directors of Azurix and (ii) third party equity investors in Azurix Ltd. are given the right to appoint and remove fifteen percent (15%) of the directors of Azurix Ltd., then the Beneficial Owner of the Class A Interest would have the right to appoint and remove forty percent (40%) of the board of directors of Azurix and twenty-five percent (25%) of the directors of Azurix Ltd. The Beneficial Owner of the Class A Interest, together with Persons who are not Affiliates of the Beneficial Owner of the Class B Interest, shall at all times have the right, by contract or statute, or both, to appoint and remove at least one-half of the directors, or equivalent positions, of each subsidiary of the Trust other than the subsidiaries of Azurix Europe.

                  (c) Delivery of Information. For each subsidiary of the Trust, other than subsidiaries of Azurix Europe, that does not have a director (or equivalent position) appointed by a representative of the Beneficial Owner of the Class A Interest, such subsidiary shall deliver information to the Beneficial Owner of the Class A Interest concurrently with delivery of such information to the directors (or equivalent positions) of such subsidiary.

                  Section 6.03. Bankruptcy, Dissolution or Termination of a Beneficial Owner. The incapacity, dissolution, termination or bankruptcy of a Beneficial Owner shall not result in the termination or dissolution of the Trust.

                  Section 6.04. Transfer of Beneficial Ownership. (a) To the extent permitted by applicable law, and except as otherwise permitted in the Transaction Documents, the Beneficial Owner of the Class A Interest shall not have the right to transfer its Beneficial Interest in the Trust without the prior written consent of the Beneficial Owner of the Class B Interest; provided, however, the Beneficial Owner of the Class A Interest may transfer its Beneficial Interest without such consent (i) following a Marlin Note Trigger Event or (ii) to the extent contemplated by Section 11.07.

                  (b) Any transfers by the Beneficial Owner of the Class B Interest shall be permitted only to the extent that such proposed transferor of Class B Interest shall have delivered an opinion of Dewey Ballantine L.L.P., Vinson & Elkins L.L.P., Milbank, Tweed, Hadley & McCloy or any other nationally recognized securities counsel to the effect that such transfer would not cause the Trust or Marlin to be required to register as an investment company under the Investment Company Act of 1940, as amended.

                  Section 6.05. Creditors of the Beneficial Owners. As is provided in paragraph (b) of Section 3805 of the Act, no creditor of a Beneficial Owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Trust Estate.

                                   ARTICLE VII

               CONCERNING THE TRUSTEE AND WILMINGTON TRUST COMPANY

                  Section 7.01. General. (a) In the exercise or administration of the Trust hereunder (and, without limitation, with respect to taking any action pursuant to the terms of paragraph (a) of Section 9.01 hereof), the Trustee at the expense of the Trust (to be paid by the Depositor in accordance with Section 7.08) (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care; and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by the Trustee, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

                  (b) Except as expressly provided herein, (i) in accepting the Trust hereby created, Wilmington Trust Company acts solely as Trustee hereunder and not in its individual capacity, and (ii) all Persons having any claim against the Trust or the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust's property for payment or satisfaction thereof.

                  (c) Except in accordance with the written instructions furnished by the Beneficial Owners or the Board of Directors and except as expressly provided herein, the Trustee shall have no duty to (i) see to any recording or filing of any document, or (ii) see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust.

                  (d) The Trustee shall manage the business and affairs of the Trust in accordance with the terms of the Act and the Atlantic Water Transaction Documents; provided, however, that the Trustee undertakes to perform only such duties as are specifically set forth in this Agreement and as the Trustee may be duly directed from time to time in writing by both Beneficial Owners or the Board of Directors (acting within the scope of their authority as provided in Section 6.01) and as the Trustee is required to in order to comply with the other Atlantic Transaction Document. The Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust or to otherwise take or refrain from taking any action under this Agreement except as expressly required by the terms hereof (or of the other Atlantic Water Transaction Document) or as expressly provided in written instructions from the Beneficial Owners or the Board of Directors, and no implied duties or obligations shall be read into this Agreement or the other Atlantic Water Transaction Document against the Trustee. Wilmington Trust Company nevertheless agrees that it will, at its own cost and expense (and not at the expense of the Trust), promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate which are attributable to actions by or claims against Wilmington Trust Company that are not related to the ownership of any part of the Trust Estate or the administration of the Trust Estate or the transactions contemplated by this Agreement.

                  (e) The Trustee shall not be required to take any action under this Agreement if the Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to law.

                  (f) Subject to paragraph (a) of Section 9.01, whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision hereof, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Beneficial Owners or the Board of Directors (acting within the scope of their authority as provided in Section 6.01) requesting written instructions as to the course of action to be adopted, and, to the extent the Trustee acts in good faith in accordance with any such appropriate instruction received, the Trustee shall not be liable on account of such action or inaction to any Person. If the Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement and as it shall deem to be in the best interests of the Beneficial Owners, and the Trustee shall have no liability to any Person for any such action or inaction.

                  (g) In no event whatsoever shall the Trustee be liable for any representation, warranty, covenant, agreement, indebtedness or other obligation of the Trust; provided, however, the foregoing shall, in no event whatsoever, relieve the Trustee from any liability resulting from the Trustee's bad faith, willful misconduct or gross negligence.

                  (h) The Trustee may rely upon and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper Persons. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary (or equivalent position) of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith reliance thereon.

                  (i) The Trustee shall not be personally liable for any error of judgment made in good faith.

                  (j) The Trustee shall not be required to take any action that is inconsistent with the purposes of the Trust set forth in Section 1.04.

                  (k) No provision of this Agreement shall require the Trustee to expend or risk its personal funds, or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

                  (l) The Trustee may fully rely upon and shall have no liability in connection with calculations or instructions forwarded to the Trustee by both Beneficial Owners or the Board of Directors (acting within the scope of their authority as provided in Section 6.01), unless the Trustee determines that such calculations or instructions are in error; provided, however, the Trustee shall have no obligation to make any such determination.

                  (m) The Trustee shall not have any responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of the Trust Estate. The Trustee shall in no event assume or incur any liability, duty or obligation to the Beneficial Owners or any other Person other than as expressly provided for herein, and in no event shall the Trustee have any implied duties or obligations hereunder.

                  (n) The Trustee shall incur no liability if, by reason of any provision of any future law or regulation thereunder, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed.

                  Section 7.02. Acceptance of the Trust. Wilmington Trust Company declares that it accepts the Trust hereby created and agrees to perform its duties under this Agreement and the Act but only upon the terms of this Agreement and as contemplated by the other Atlantic Water Transaction Document.

                  Section 7.03. Authority and Duties of the Trustee. (a) The Trustee shall have the authority to act on behalf of the Trust to carry out the purposes of the Trust and duties of the Trust under the Transaction Documents to which the Trust or the Trustee is a party. The Trustee is authorized and directed to execute and deliver this Agreement and the Participation Agreement and each certificate or other document attached as an exhibit to or contemplated by any such agreement, in such form as both Beneficial Owners shall approve subject to the terms of the Transaction Documents, as evidenced conclusively by the Trustee's execution thereof. The execution and delivery of, and performance of the terms of, the Participation Agreement, and each certificate or other document attached as an exhibit to or otherwise expressly contemplated by any such agreement shall be deemed not to conflict with or constitute a breach or default under this Agreement. The Trustee shall have only such authority and duties as are expressly set forth in this Agreement. Upon the written instruction of both Beneficial Owners, the Trustee shall amend the Certificate of Trust or this Agreement, and shall execute, acknowledge, deliver, file or record any document or instrument necessary or appropriate to carry out the provisions of this Agreement, and the Participation Agreement in such form as is provided to it; provided that such action does not alter the rights, powers and duties of the Trustee as set forth in this Article VII.

                  (b) The Trustee shall have the power and authority to execute, deliver, acknowledge and file all necessary documents and to maintain all necessary records of the Trust as required by the Act.

                  (c) The Trustee need not investigate any fact or matter stated in any such document, but the Trustee, in its discretion, may make further inquiry or investigation.

                  (d) The Trustee shall cause to be prepared and filed, such tax returns and Periodic Filings relating to the Trust, and make such elections as may from time to time be required or appropriate under any applicable Federal, state or local statute or rule or regulation thereunder so as to maintain to the extent possible the Trust's characterization for United States federal income and any state or local tax purposes as provided in Section 11.08.

                  (e) The Trustee shall furnish to the Beneficial Owners, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trustee hereunder, under the Participation Agreement, provided that the Trustee shall not be required to furnish the Beneficial Owners with a copy of any such materials if the Trustee determines that such party has otherwise received such copies, unless such Beneficial Owner so requests.

                  (f) The Trustee shall cause to be kept, at its Corporate Trust Office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, a register or registers for the purpose of registering the Beneficial Interest. The Trustee shall be the registrar and shall, subject to the limitations set forth in Section 6.04, provide for the registration of transfer of the Beneficial Interest of a Beneficial Owner at the written request of such Beneficial Owner.

                  Section 7.04. Representations and Warranties of Wilmington Trust Company. Wilmington Trust Company, in its individual capacity, hereby represents and warrants to the Beneficial Owners, that:

                  (a) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) is has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized by it by all necessary corporate action;

                  (c) no authorization, consent or approval of any governmental authority, regulatory body or other Person is required for the due authorization, execution, delivery or performance by it of this Agreement (other than the filing of the Certificate of Trust);

                  (d) this Agreement has been duly executed and delivered by it and (subject to the due execution and delivery by the other parties hereto) constitutes a legal and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity); and

                  (e) it complies with all the requirements of the Act relating to the qualification of a trustee of a Delaware business trust.

                  Section 7.05. Resignation of the Trustee. (a) The Trustee may resign by giving 60 days' prior written notice to the Beneficial Owners. In the case of the resignation of the Trustee, the Beneficial Owners shall appoint a Person to serve as successor Trustee, provided, that such Person shall in all respects satisfy the requirements of Section 3807 of the Act, or any successor provision and shall be a bank or trust company incorporated and doing business within the United States of America, whose business shall consist at least in part as serving as trustee in asset securitization transactions and having a combined capital and surplus of at least $250,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms. The appointment of the successor Trustee shall take effect concurrently with (i) the resignation of the former Trustee and (ii) the ratification of the Transaction Documents by the successor trustee, and no resignation of a Trustee shall be effective absent the concurrent appointment of a successor Trustee.

                  (b) If a successor Trustee shall not have been appointed within 60 days after such notice of resignation, the Trustee or either Beneficial Owner may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time as a successor shall have been appointed as above provided.

                  (c) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee may be transferred, shall, subject to such corporation satisfying in all respects the requirements set forth in Section 7.05(a), be the Trustee hereunder without further action.

                  (d) Upon the substitution of the Person serving as Trustee, the Beneficial Owners and the successor Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Act, indicating the change in the Trustee.

                  Section 7.06. Liability. Wilmington Trust Company shall not be personally liable under any circumstances, except (a) for its own bad faith, willful misconduct or gross negligence, (b) in the case of the inaccuracy of any representation or warranty contained in Section 7.04, (c) for liabilities arising from the failure by Wilmington Trust Company to perform obligations expressly undertaken by it in the last sentence of Section 7.01(d) or (d) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Trustee in connection with any of the transactions contemplated by this Agreement.
In particular, but not by way of limitation:

                  (i) the provisions of this Agreement, to the extent that they restrict the duties and liabilities of Wilmington Trust Company otherwise existing at law or in equity, replace such other duties or liabilities of Wilmington Trust Company to the extent permissible under law or in equity; and

                  (ii) Wilmington Trust Company shall not be personally liable for the default or misconduct of the Beneficial Owners.

                  Section 7.07. Indemnification. The Depositor shall indemnify, pay, protect, and hold harmless each of Wilmington Trust Company, its officers, directors, employees, shareholders and agents (collectively the "Indemnified Persons" or individually an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, actions, judgments, suits, proceedings, taxes, costs, expenses and disbursements of any kind or nature whatsoever including, without limitation, all reasonable legal fees, third party costs and expenses of defense, appeal and settlement of any and all suits, actions, or proceedings instituted against such Indemnified Person or the Trust and all reasonable third party costs of investigation in connection therewith that may be imposed on, incurred by, or asserted against an Indemnified Person relating to or arising out of any action or inaction on the part of the Trust or an Indemnified Person in respect of the Trust. Notwithstanding the foregoing, the Depositor shall not be liable to any such Indemnified Person for any of the matters set forth in clauses (a) through (d) of the first sentence of Section
7.06. If any action, suit, or proceeding shall be pending against the Trust and/or one or more Indemnified Person relating to or arising out of any action or inaction of the Indemnified Person or Indemnified Persons, the Depositor shall have the right to assume the defense of the Indemnified Person or Indemnified Persons in which case such defense shall be conducted by counsel chosen by the Depositor and reasonably satisfactory to the Indemnified Person or Indemnified Persons; provided, however, that if an Indemnified Person is advised by its counsel that due to actual or potential conflicting interests representation by the same counsel would be inappropriate under applicable standards of professional conduct, such Indemnified Person may, at the expense of the Trust, employ separate counsel of its choice with respect to all matters as to which such conflicting interest arise in any such action.

                  Section 7.08. Fees and Expenses. All reasonable out-of pocket expenses, disbursements and advances incurred or made by Wilmington Trust Company, in its capacity as Trustee hereunder, including without limitation, costs and expenses of winding up, liquidation and termination of the Trust shall be paid, first, from the Administrative Expenses (as defined in the Indenture) distributed to the Trustee by the Indenture Trustee under Section 5.09 of the Indenture (provided, that the Trustee shall give notice to the Indenture Trustee and the Depositor of the amount of such expenses, disbursements and advances due and owing to the Trustee no later than three Business Days prior to each semi-annual Payment Date) and, to the extent such amounts are not sufficient therefor, second, by the Depositor. Wilmington Trust Company shall receive as compensation for its services as Trustee hereunder such ordinary fees as are separately agreed upon between Wilmington Trust Company and the Depositor in a separate fee agreement. Wilmington Trust Company, in its capacity as Trustee hereunder, shall be compensated reasonably for any extraordinary services rendered by it hereunder as agreed to separately by the Depositor and the Trustee.

                  Section 7.09. Litigation, Action Outside Delaware. (a) The Trustee shall not be under any obligation to appear in, prosecute or defend any action which in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require, and any reasonable out-of-pocket costs of the Trustee as a result of such actions shall be paid, first, from the Administrative Expenses (as defined in the Indenture) distributed to the Trustee by the Indenture Trustee under Section 5.09 of the Indenture, and, to the extent such amounts are not sufficient therefor, second, by the Depositor.

                  (b) Notwithstanding anything contained herein to the contrary, Wilmington Trust Company shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust Company; or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company contemplated hereby.


                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

                  Section 8.01. Representations and Warranties of Beneficial Owners. Each Beneficial Owner hereby represents and warrants to the Trustee that:

                  (a) in the case of Enron, it is duly incorporated and in good standing under the laws of Oregon; in the case of Marlin, it is a validly existing Delaware statutory business trust;

                  (b) it has full power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized by it by all necessary corporate or other action;

                  (c) no authorization, consent or approval of any governmental authority, regulatory body or other Person is required for the due authorization, execution, delivery or performance by it of this Agreement, other than the authorizations, consents or approvals expressly contemplated by the Participation Agreement; and

                  (d) this Agreement has been duly executed and delivered by it and constitutes a legal and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, relating to the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                                   ARTICLE IX

              DISSOLUTION, BANKRUPTCY AND LIQUIDATION OF THE TRUST

                  Section 9.01. Dissolution of the Trust. (a) Subject to Section 9.03, the Trust shall be dissolved, wound up and terminated as provided herein upon the Trustee's determination, in its sole discretion after consultation with such counsel and other experts as it deems necessary, that the Trust is insolvent. Upon any such determination, the Trustee shall have the right, in its sole discretion, to (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of the Trust or of all or a substantial part of the Trust Estate, (ii) make a general assignment for the benefit of the Trust's creditors, (iii) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, (iv) take any action for the purpose of effecting any of the foregoing or (v) do the equivalent of any of the foregoing under the laws of the United States (each action described in (i) through (v), a "Bankruptcy Action"), each with respect to the Trust upon 90 days' prior written notice to the Beneficial Owners. The Beneficial Owners shall have no right to direct the taking of a Bankruptcy Action with respect to the Trust. With respect to any determination or exercise of discretion by the Trustee under this Section 9.01, the Trustee shall incur no personal liability to any Person for any determination (action or inaction in connection therewith) made in good faith, and in acting (or not acting as the case may be) under this Section, the Trustee shall owe no fiduciary duties to any Person other than the Trust and the Beneficial Owners. In connection with the Trustee's determination that the Trust is insolvent, the Trustee shall not be obligated to follow the instructions of the Beneficial Owners and shall have no liability to the Trust or any other Person for its failure to do so.

                  (b) Upon liquidation of the Trust, the proceeds from the liquidation of the Trust's assets shall be applied in accordance with Section 4.03(a)(v).

                  Section 9.02. Termination. The Trust shall terminate when all of the Trust's assets shall have been disposed of and distributed as provided herein. Upon the winding up of the Trust and its termination, the Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Act.

                  Section 9.03. Sale of Assets following a Marlin Note Trigger Event or Upon a Failure to Pay the Marlin Certificate Price. The Trustee shall, at the direction of Marlin, cause the liquidation and sale of all or a portion of the Trust's assets (a) following the occurrence of a Marlin Note Trigger Event, as soon as practicable following the later of (i) the date of occurrence of such Marlin Note Trigger Event and (ii) any applicable Standstill Expiration Date, subject to the terms of Section 9.04 of the Indenture, (b) in the event the amounts on deposit in the Marlin Certificate Distribution Account maintained with the Marlin Trustee are insufficient to pay the Marlin Certificate Price to the holders of the Marlin Certificates as and when required by Section 5.03 of the Marlin Trust Agreement, as soon as practicable following such insufficiency, or (c) in the event the Beneficial Owner of the Class B Interest fails to pay the Beneficial Owner of the

Class A Interest an amount equal to the Repayment Amount in accordance with
Section 8(h) of the Remarketing Agreement, as soon as practicable following such failure. The proceeds of such liquidation and sale shall be applied in accordance with Section 4.03(a)(v), but in no event later than the Class A Final Distribution Date.


                                    ARTICLE X

                                     NOTICES

                  Section 10.01. Notices. All notices, demands, consents or requests required or permitted under this Agreement must be in writing, and shall be made at the addresses and in the manner set forth in Section 7.2 of the Participation Agreement.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01. Entire Agreement. This Agreement and the Other Transaction Documents constitute the entire agreement among the parties hereto relating to the transactions contemplated hereby and thereby.

                  Section 11.02. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                  Section 11.03. Effect. Except as otherwise specified herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

                  Section 11.04. Pronouns and Number. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter.

                  Section 11.05. Effect of Headings. The Table of Contents and the headings of the Articles, Sections, subsections, clauses and paragraphs hereof, and of Exhibits hereto, are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement.

                  Section 11.06. Severability of Provisions. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by Applicable Law, the parties hereto hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified, but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of all the parties' bargain hereunder.

                  Section 11.07. Pledge of the Class A Interest to the Indenture Trustee. The Beneficial Owner of the Class B Interest hereby expressly acknowledges and consents to the pledge by the Beneficial Owner of the Class A Interest of all such Beneficial Interest to the Indenture Trustee for the benefit of the holders of the Marlin Senior Notes pursuant to the terms of the Indenture and any subsequent transfers following foreclosure on such pledge in accordance with the terms thereof. The Beneficial Owner of the Class B Interest also expressly acknowledges and consents to any transfer by the Beneficial Owner of the Class A Interest upon a failure by the Beneficial Owner of the Class B Interest to make payment in accordance with Section 8(h) of the Remarketing Agreement.

                  Section 11.08. Tax Matters. Each of the parties hereto recognizes and intends that, for United States federal, state and local income tax purposes,

                  (a) unless and until the Trust establishes additional classes of Beneficial Interest or Enron transfers a portion or all of its Class B Interest, the Trust will be disregarded as an entity separate from the Class B Beneficial Owner pursuant to the United States Treasury Regulations ss.ss.301.7701-1 through 301.7701-4 and comparable provisions of state and local law, and all of the Trust's assets and income will be treated as owned by the Class B Beneficial Owner whether or not pledged;

                  (b) if the Trust establishes additional classes of Beneficial Interest or Enron transfers any of its Class B Interest, the Trust will thereafter be treated as a partnership pursuant to the United States Treasury Regulations ss.ss.301.7701-1 through 301.7701-3 and comparable provisions of state and local law and all of the Trust's assets and income will be treated as owned by such partnership whether or not pledged;

                  (c) the Class A Beneficial Interest will be treated as indebtedness; and

                  (d) for such periods as the Trust is treated as a partnership (and while so treated, in this Section 11.08, the Trust is referred to as the "Partnership" and the Beneficial Owners of the Class B Interest are referred to as ("Partners")), the following provisions shall apply:

                           (i) a tax capital account (the "Tax Capital Account")
                  shall be established and maintained for each Partner in accordance with the provisions of Treasury Regulation ss.1.704-1(b);

                           (ii) except as otherwise required by section 704 of
                  the Code and the Treasury Regulations thereunder, all items of income, gain, loss, deduction and other tax items (as determined for United States federal income tax purposes) for each taxable year of the Partnership shall be allocated, to the maximum extent possible, among the Partners in such shares and proportions as will cause the positive balance in each Partner's Tax Capital Account as of the end of such taxable year to be equal to the sum of the amount of money and the fair market value of other property that would be distributed to that Partner as of the end of such taxable year if the Partnership were to dissolve and liquidate as of the end of such taxable year;

                           (iii) Enron (or, if Enron is not then a Partner, such
                  Partner as the Partners may designate) shall serve as the tax matters partner (as defined in section 6231 of the Code) of the Partnership; and

                           (iv) the Partnership shall make an election to adjust
                  the basis of Partnership property pursuant to section 754 of the Code and such other elections for United States federal tax purposes as Enron may from time to time determine.

                  To the extent that any of the parties hereto is required to report any item of income, gain, loss, deduction or credit relating to the Trust for United States federal, state or local income tax purposes, such party shall report such item in a manner consistent with the characterization intended by this Section 11.08 and shall not take any contrary position on any tax return or report relating to the United States federal, state or local income taxes or take any other action which is inconsistent with such characterization. Notwithstanding anything to the contrary herein, no party shall be obligated to take a position subsequent to (A) a Final Determination to the contrary or (B) a written opinion of independent, nationally-recognized tax counsel selected by such party (such counsel and form of opinion to be reasonably satisfactory to Enron) that no Reasonable Basis exists to take such position, which opinion shall, solely in the case of a United States federal income Tax return, be based on a Change in Law, provided, however, that a court decision described in clause
(IV) of the definition of "Change in Law" shall not constitute a Change in Law if Enron provides to the relevant party a written opinion of independent, nationally-recognized tax counsel selected by Enron (such counsel and form of opinion to be reasonably satisfactory to such party) that, notwithstanding such decision, such party's position is more likely than not to prevail if challenged.

                  Section 11.09. Financial Statements. The Trust shall maintain financial statements in accordance with GAAP and the Trustee shall deliver copies thereof to each Beneficial Owner as follows:

                  (a) as soon as available and in any event within 45 days after the end of the first, second and third fiscal quarters of Atlantic Water Trust, an unaudited consolidated balance sheet of Atlantic Water Trust as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the fiscal year ending with the last day of such quarter setting forth in comparative form corresponding unaudited figures for the corresponding fiscal period of the preceding year, if any and

                  (b) as soon as available and in any event within 120 days after the end of each fiscal year of Atlantic Water Trust, audited consolidated financial statements of Atlantic Water Trust, prepared in accordance with U.S. GAAP, together with an unqualified audit opinion of

Arthur Andersen LLP or another firm of independent certified public accountants of recognized national standing.

                  Section 11.10. Amendments, Waivers, Etc. This Agreement may not be amended, discharged or terminated nor may any provision hereof be waived unless such amendment, discharge, termination or waiver is in writing and signed by Enron, Marlin and the Trustee.

                  Section 11.11. Limitation of Liability. It is expressly understood and agreed by the parties hereto with respect to Marlin that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as trustee for Marlin, in the exercise of the powers and authority conferred and vested in it under the Marlin Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Marlin is made and intended not as personal representations, undertakings and agreements by Wilmington Trust but is made and intended for the purpose of binding only Marlin, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Marlin or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Marlin under this Agreement or other related documents; provided, however, this Section 11.11 shall not limit the liability expressly assumed by Wilmington Trust Company under this Agreement or the Marlin Trust Agreement.

                  Section 11.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above first written.

                                  WILMINGTON TRUST COMPANY

                                  By: /s/ JAMES P. LAWLER
                                     -------------------------------------------
                                     Name:  James P. Lawler
                                     Title: Vice President


                                  MARLIN TRUST,
                                   as a Beneficial Owner

                                  By:  WILMINGTON TRUST COMPANY
                                       Not in its individual capacity but solely
                                       in its capacity as trustee

                                  By: /s/ JAMES P. LAWLER
                                     -------------------------------------------
                                     Name:  James P. Lawler
                                     Title: Vice President


                                  ENRON CORP.,
                                    as Depositor and a Beneficial Owner

                                   By: /s/ BARRY J. SCHNAPPER
                                     -------------------------------------------
                                      Name:  Barry J. Schnapper
                                      Title: Agent and Attorney-in-Fact

                                                                     EXHIBIT A-1

            [Form of Trust Certificate - Class A Beneficial Interest]


                              ATLANTIC WATER TRUST
                                Trust Certificate

evidencing a beneficial ownership interest in the Trust Estate (as defined in the Atlantic Water Trust Agreement).

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS TRUST CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ENRON CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE ATLANTIC WATER TRUST AGREEMENT. THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT AS OTHERWISE PERMITTED IN THE TRANSACTION DOCUMENTS, THIS TRUST CERTIFICATE SHALL NOT BE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE BENEFICIAL OWNER OF THE CLASS B INTEREST; PROVIDED, HOWEVER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED WITHOUT SUCH CONSENT (I) FOLLOWING A MARLIN CERTIFICATE TRIGGER EVENT OR (II) TO THE EXTENT CONTEMPLATED BY SECTION 11.07 OF THE ATLANTIC WATER TRUST AGREEMENT.

THIS TRUST CERTIFICATE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.


Certificate No.:  1
Initial Class A Trust Account Balance:  $1,149,000,000


                  THIS CERTIFIES THAT Marlin Water Trust is the registered owner of the Class A beneficial ownership interest (the "Class A Interest") in Atlantic Water Trust, a Delaware business trust formed pursuant to a Trust Agreement dated as of November 30, 1998, as amended and restated pursuant to an Amended and Restated Trust Agreement dated as of December 17, 1998 (the "Atlantic Water Trust Agreement") among Enron Corp., as Depositor and Beneficial Owner, Marlin Water Trust, as Beneficial Owner and Wilmington Trust Company, as Trustee (the "Trustee").

                  Atlantic Water Trust has also issued a trust certificate evidencing the Class B beneficial ownership interests of Atlantic Water Trust (such interest, the "Class B Interest" and the holder of such trust certificate and the holders of this Trust Certificate, each, a "Beneficial Owner"). Reference is hereby

                                     A-1-1
made to the Atlantic Water Trust Agreement for the respective rights thereunder of the Depositor, the Beneficial Owner of the Class A Interest and Class B Interest and the Trustee. The Trust Certificates are subject to all such terms, and the holder of this Trust Certificate is referred to the Atlantic Water Trust Agreement for a statement of such terms. To the extent any provision of this Trust Certificate conflicts with the express provisions of the Atlantic Water Trust Agreement, the provisions of the Atlantic Water Trust Agreement shall govern and be controlling. The holder of this Trust Certificate, by virtue of the acceptance hereof, assents to the terms of the Atlantic Water Trust Agreement and is bound by such terms. A summary of certain of the pertinent provisions of the Atlantic Water Trust Agreement is set forth herein. Capitalized terms used herein shall have the meanings assigned to them in the Atlantic Water Trust Agreement unless otherwise indicated.

                  1. Distributions. Any holder of this Trust Certificate will receive distributions in respect of this Trust Certificate on each Distribution Date in accordance with Article IV of the Atlantic Water Trust Agreement, including, without limitation, the Class A Priority Distribution described in Paragraph 2.

                  2. Class A Priority Distribution. The Beneficial Owner of the Class A Interest will be entitled to receive, on each Payment Date, so long as the balance of the Class A Trust is greater than zero, a distribution in an amount equal to the sum of (i) any Marlin Interest Amount then due and payable and (ii) Marlin Certificate Yield then due and payable or in the case of a Base Amount Deferral by the Marlin Certificateholders pursuant to Section 5.04 and
6.02 of the Marlin Trust Agreement, the Treasury Yield due and payable as described in Section 5.06 of the Marlin Trust Agreement.

                  3. Certain Limitations on the Rights of the Class A Interest. Notwithstanding anything else to the contrary in the Atlantic Water Trust Agreement, the Beneficial Owner of the Class A Interest will be entitled to receive distributions in accordance with Article IV thereof, only so long as the then current balance of the Class A Trust Account is greater than zero. In the event the balance of the Class A Trust Account is reduced to zero, the rights of the Beneficial Owner of the Class A Interest under the Atlantic Water Trust Agreement, including, without limitation, its rights under Article VI, will be terminated.

                  4. Amendment, Supplement and Waiver. No provision of the Atlantic Water Trust Agreement may be amended, discharged or terminated nor may any provision thereof be waived unless such amendment, discharge, termination or waiver is in writing and signed by Enron, Marlin and the Trustee.

                  5. Limitation on Liability. The Trustee will incur no liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other documents or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Trustee will not be personally liable for any error of judgment made in good faith.

                  6. Termination. The obligations and responsibilities of the Trustee created hereby with respect to the Trust Estate will terminate upon the distribution to the holders of Trust Certificates of all amounts required to be distributed to them pursuant to the Atlantic Water Trust Agreement.


                                     A-1-2

                  Atlantic Water Trust will furnish to any holder of a Trust Certificate upon written request and without charge a copy of the Atlantic Water Trust Agreement. Requests may be made to:

                  Atlantic Water Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Corporate Trust Administration
                  Telecopier No.: 302-651-8882
                  Telephone No.:  302-651-8681


                                     A-1-3

                  IN WITNESS WHEREOF, the Trustee has caused this Trust Certificate to be duly executed.

Dated:  December 17, 1998

                                      ATLANTIC WATER TRUST

                                      By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely in its capacity as trustee


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     A-1-4

                                 ASSIGNMENT FORM



To assign this Trust Certificate, fill in the form below: (I) or (we) assign and transfer this Trust Certificate to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Print or type assignee's name, address and zip code)
and irrevocably appoint
                       ---------------------------------------------------------

to transfer this Trust Certificate on the books of Atlantic Water Trust. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:
     ----------------------
                                        Your Signature:
                                                       -------------------------
                                (Sign exactly as your name appears on the
                                       face of this Trust Certificate)

Signature Guarantee.


                                     A-1-5

                                                                     EXHIBIT A-2

            [Form of Trust Certificate - Class B Beneficial Interest]


                              ATLANTIC WATER TRUST
                                Trust Certificate

evidencing a beneficial ownership interest in the Trust Estate (as defined in the Atlantic Water Trust Agreement).

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS TRUST CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ENRON CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE ATLANTIC WATER TRUST AGREEMENT. THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

NO TRANSFER OF THIS TRUST CERTIFICATE SHALL BE PERMITTED UNLESS THE PROPOSED TRANSFEROR OF THIS TRUST CERTIFICATE HAS DELIVERED AN OPINION OF ANY NATIONALLY-RECOGNIZED SECURITIES COUNSEL TO THE EFFECT THAT SUCH TRANSFER WOULD NOT CAUSE THE TRUST OR MARLIN WATER TRUST TO BE REQUIRED TO REGISTER AS AN INVESTMENT COMPANY UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

THIS TRUST CERTIFICATE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.


Certificate No.:  2
Initial Class B Trust Account Balance:  $846,000,000


                  THIS CERTIFIES THAT Enron Corp. is the registered owner of the Class B beneficial ownership interest (the "Class B Interest") in Atlantic Water Trust, a Delaware business trust formed pursuant to a Trust Agreement dated as of November 30, 1998, as amended and restated pursuant to an Amended and Restated Trust Agreement dated as of December 17, 1998 (the "Atlantic Water Trust Agreement") among Enron Corp., as Depositor and Beneficial Owner, Marlin Water Trust, as Beneficial Owner and Wilmington Trust Company, as Trustee (the "Trustee").

                  Atlantic Water Trust has also issued a trust certificate evidencing the Class A beneficial ownership interests of Atlantic Water Trust (such interest, the "Class A Interest" and the holder of such trust certificate and the holders of this Trust Certificate, each, a "Beneficial Owner"). Reference is hereby made to the Atlantic Water Trust Agreement for the respective rights thereunder of the Depositor, the

                                     A-2-1

Beneficial Owner of the Class A Interest and Class B Interest and the Trustee. The Trust Certificates are subject to all such terms, and the holder of this Trust Certificate is referred to the Atlantic Water Trust Agreement for a statement of such terms. To the extent any provision of this Trust Certificate conflicts with the express provisions of the Atlantic Water Trust Agreement, the provisions of the Atlantic Water Trust Agreement shall govern and be controlling. The holder of this Trust Certificate, by virtue of the acceptance hereof, assents to the terms of the Atlantic Water Trust Agreement and is bound by such terms. A summary of certain of the pertinent provisions of the Atlantic Water Trust Agreement is set forth herein. Capitalized terms used herein shall have the meanings assigned to them in the Atlantic Water Trust Agreement unless otherwise indicated.

                  1. Distributions. Any holder of this Trust Certificate will receive distributions in respect of this Trust Certificate on each Distribution Date in accordance with Article IV of the Atlantic Water Trust Agreement.

                  2. Amendment, Supplement and Waiver. No provision of the Atlantic Water Trust Agreement may be amended, discharged or terminated nor may any provision thereof be waived unless such amendment, discharge, termination or waiver is in writing and signed by Enron, Marlin and the Trustee.

                  3. Limitation on Liability. The Trustee will incur no liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other documents or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Trustee will not be personally liable for any error of judgment made in good faith.

                  4. Termination. The obligations and responsibilities of the Trustee created hereby with respect to the Trust Estate will terminate upon the distribution to the holders of Trust Certificates of all amounts required to be distributed to them pursuant to the Atlantic Water Trust Agreement.

                  Atlantic Water Trust will furnish to any holder of a Trust Certificate upon written request and without charge a copy of the Atlantic Water Trust Agreement. Requests may be made to:

                  Atlantic Water Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Corporate Trust Administration
                  Telecopier No.:  302-651-8882
                  Telephone No.:  302-651-8681


                                     A-2-2

                  IN WITNESS WHEREOF, the Trustee has caused this Trust Certificate to be duly executed.

Dated:  December 17, 1998

                                        ATLANTIC WATER TRUST

                                        By: WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely in its capacity as trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                     A-2-3

                               ASSIGNMENT FORM


To assign this Trust Certificate, fill in the form below: (I) or (we) assign and transfer this Trust Certificate to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Print or type assignee's name, address and zip code)
and irrevocably appoint
                       ---------------------------------------------------------

to transfer this Trust Certificate on the books of Atlantic Water Trust. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:
     ----------------------
                                        Your Signature:
                                                       -------------------------
                                (Sign exactly as your name appears on the
                                       face of this Trust Certificate)

Signature Guarantee.


                                     A-2-4